Exhibit 10.7
SPONSORS’ WARRANT AND CO-INVESTMENT UNITS SUBSCRIPTION AGREEMENT
July 20, 2006
To the Board of Directors of
Freedom Acquisition Holdings, Inc.:
Gentlemen:
     The undersigned hereby subscribes for and agrees to purchase:
     (i) 2,250,000 warrants (“Sponsors’ Warrants”) at $1.00 per warrant, each to purchase one share of common stock, par value $0.0001 per share (“Common Stock”), of Freedom Acquisition Holdings, Inc., a Delaware corporation (the “Corporation”), at $6.00 per share for an aggregate purchase price of TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($2,250,000) (“Sponsors’ Warrant Purchase Price”); and
     (ii) 3,125,000 co-investment units (“Co-Investment Units”) at $8.00 per unit, consisting of 3,125,000 shares of the Corporation’s Common Stock (the “Co-Investment Common Stock”) and 3,125,000 warrants, each to purchase one share of the Corporation’s Common Stock (the “Co-Investment Warrants”) at $6.00 per share, for an aggregate purchase price of TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the “Co-Investment Unit Purchase Price,” and together with the Sponsors’ Warrant Purchase Price, the “Purchase Price”).
     The payment and issuance of the Sponsors’ Warrants shall occur immediately prior to the consummation of the Corporation’s initial public offering of securities (“IPO”). The payment and issuance of the Co-Investment Units shall occur immediately prior to the consummation of a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”).
     Immediately prior to the consummation of a Business Combination, the undersigned shall deliver the Co-Investment Unit Purchase Price to the Corporation. In the event that the Company fails to consummate a Business Combination within 18 months from the consummation of its IPO (or 24 months from the consummation of its IPO if a letter of intent, agreement in principle or definitive agreement has been executed within such 18 month period but as to which a combination is not yet complete), the undersigned’s obligation to purchase the Co-Investment Units shall be null and void and of no further force and effect.
     The undersigned represents and warrants that it has been advised that the Sponsors’ Warrants (including any underlying shares of common stock) and the Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying shares of common stock) have not been registered under the Securities Act; that it is acquiring each of the Sponsors’ Warrants (including any underlying shares of common stock) and the Co-Investment Units (including the Co-Investment

Common Stock, Co-Investment Warrants and underlying shares of common stock) for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of any of the Sponsors’ Warrants (including any underlying shares of common stock) and the Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying shares of common stock) in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.
     In the event that the undersigned is unable to consummate the purchase of the Co-Investment Units, the undersigned agrees to surrender and forfeit to the Corporation its 4,627,500 Founders’ Units (as defined in the Corporation’s prospectus used in connection with the IPO), which were purchased from the Corporation for $12,340.01.
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     The undersigned hereby represents and warrants that it will execute all documents that are necessary or desirable in connection with the Corporation’s initial public offering.

Very truly yours,

BERGGRUEN HOLDINGS NORTH AMERICA LTD.

By:	/S/ NICOLAS BERGGRUEN

Name: Nicolas Berggruen Title: President
Agreed to:
FREEDOM ACQUISITION HOLDINGS, INC.

By:	/S/ NICOLAS BERGGRUEN

Name: Nicolas Berggruen
Title: President